SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2003

Stoneridge, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9400 East Market Street Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 856-2443

ITEM 9.    Regulation FD Disclosure.

On March 28, 2003, each of Cloyd J. Abruzzo, Chief Executive Officer, and Kevin P. Bagby, Chief Financial Officer, of Stoneridge, Inc. (the “Company”) made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Kevin P. Bagby
Kevin P. Bagby
Vice President and Chief Financial Officer
(Principal Financial and Chief
Accounting Officer)

DATED:    March 28, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of the Principal Executive Officer, Cloyd J. Abruzzo, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of the Principal Financial Officer, Kevin P. Bagby, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.